UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2023

APPLIED UV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39480	84-4373308
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Macquesten Parkway

Mount Vernon, NY 10550

(Address of principal executive offices) (Zip Code)

(914) 665-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AUVI	The Nasdaq Stock Market LLC
10.5% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	AUVIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

Introductory Note

On January 27, 2023 (i) PURO Lighting, LLC, a Colorado limited liability company (“Old PURO”) merged ( the “First PURO Merger”) with and into PURO Acquisition Sub I, Inc., a Colorado corporation (“PURO Sub I”) and wholly owned subsidiary of Applied UV, Inc. (the “Company”) and then (ii) PURO Sub I merged (the “Second PURO Merger” and together with the First PURO Merger, the “PURO Mergers”) with and into PURO Acquisition Sub II, LLC, a Delaware limited liability corporation (“PURO Sub II”) and wholly owned subsidiary of the Company, pursuant to the previously announced Agreement and Plan of Merger dated as of December 19, 2022, as amended on January 26, 2023 (the “PURO Merger Agreement”), by and between the Company, PURO Acquisition Sub I, PURO Acquisition Sub II, PURO, Brian Stern and Andrew Lawrence. In connection with the PURO Mergers, PURO Sub II was renamed Puro Lighting, LLC (“New PURO”) and New PURO is a wholly-owned subsidiary of the Company.

On January 27, 2023 (i) LED Supply Co. LLC, a Colorado limited liability company (“Old LED Supply”) merged (the “First LED Supply Merger”) with and into LED Supply Acquisition Sub I, Inc., a Colorado corporation (“LED Supply Sub I”) and wholly owned subsidiary of the Company and then (ii) LED Supply Sub I merged (the “Second LED Supply Merger” and together with the First LED Supply Merger, the “LED Supply Mergers”) with and into LED Supply Acquisition Sub II, LLC, a Delaware limited liability corporation (“LED Supply Sub II”) and wholly owned subsidiary of the Company, pursuant to the previously announced Agreement and Plan of Merger dated as of December 19, 2022, as amended on January 26, 2023 (the “LED Supply Merger Agreement”), by and between the Company, LED Supply Acquisition Sub I, LED Supply Acquisition Sub II, LED Supply, Brian Stern and Andrew Lawrence. In connection with the LED Supply Mergers, LED Supply Sub II was renamed Led Supply Co. LLC (“New LED Supply”) and New LED Supply is a wholly-owned subsidiary of the Company.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth under the Introductory Note is incorporated by reference into this Item 2.01.

At the effective time of the First Puro Merger (i) all of the capital stock of PURO Merger Sub I that was outstanding immediately prior to the effective time of the First PURO Merger was converted into and became (i) 100% of the membership interests of Old PURO (and the membership interests of Old PURO into which the membership interests of PURO Merger Sub I were converted became the only outstanding membership interests of Old PURO) and (ii) the right of each holder of a membership interest or profit interest in Old PURO immediately prior to the effective time of the First PURO Merger to receive from the Company their ownership percentage of the following:

(1)	2,497,222 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”);
(2)	251,111 shares of the Company’s 5% Series C Cumulative Perpetual Preferred Stock, par value $0.0001 per share (“Series C Preferred Stock”); and
(3)	Any right to receive Earnout Payments (as defined under the PURO Merger Agreement) payable as set forth in the PURO Merger Agreement and Schedule II thereto.

The amounts set forth in items (1) through (3) above is referred to herein as the “PURO Merger Consideration.”

On January 26, 2023 (the “Closing Date”), prior to the effective time of the Puro Mergers, the Company paid or issued, as applicable (i) the Common Stock and the Series C Preferred Stock that are a part of the PURO Merger Consideration Stock (ii) $1,335,114 of Old PURO’s indebtedness to various creditors, (ii) $73,079.50 of the PURO’s transaction expenses and (iii) $2,500,000 and 1,250,000 shares the Company’s 2% Series B Cumulative Perpetual Preferred Stock (the “Series B Preferred Stock”) in repayment of a $5 million note held by one of Old PURO’s vendor’s. As a result of these issuances and payments the Company and Old PURO agreed that the acquisition of Old PURO by the Company was closed and the PURO Mergers could be effected as soon as possible. The Company financed the payments described above through a $2,807,500 Redeemable Promissory Note from Streeterville Capital, LLC (the “Redeemable Note”) and a $1,537,938 draw on a line of credit from Pinnacle Bank (the “Line of Credit Draw”).

2

At the effective time of the First LED Supply Merger (i) all of the capital stock of LED Supply Merger Sub I that was outstanding immediately prior to the effective time of the First LED Supply Merger was converted into and became (i) 100% of the membership interests of Old LED Supply (and the membership interests of Old LED Supply into which the membership interests of LED Supply Merger Sub I were converted became the only outstanding membership interests of Old LED Supply) and (ii) the right of each holder of a membership interest or profit interest in Old LED Supply immediately prior to the effective time of the First LED Supply Merger to receive from the Company their ownership percentage of the following:

(1)	1,377,778 shares of Common Stock;
(2)	148,889 shares of Series C Preferred Stock; and
(3)	Any right to receive Earnout Payments (as defined under the LED Supply Merger Agreement) payable as set forth in the LED Supply Merger Agreement and Schedule II thereto.

The amounts set forth in items (1) through (3) above is referred to herein as the “LED Supply Merger Consideration.”

On the Closing Date, prior to the effective time of the Puro Mergers, the Company paid or issued, as applicable (i) the Common Stock and the Series C Preferred Stock that are a part of the LED Supply Merger Consideration Stock (ii) $364,316 of Old LED Supply’s indebtedness to various creditors, (ii) $73,079.50 of Old LED Supply’s transaction expenses. Part of Old LED Supply’s indebtedness on the Closing Date was $1,778,667 outstanding principal and intereston a line of credit from JP Morgan Chase Bank, N.A. (the “Chase Loan”). The Company has agreed to repay the Chase Loan 14 calendar days from the Closing Date As a result of these issuances, agreements and payments the Company and Old LED Supply agreed that the acquisition of Old LED Supply by the Company was closed and the LED Supply Mergers could be effected as soon as possible. The Company financed the payments described above through the Line of Credit Draw.

The number of shares of Common Stock issued in the Mergers were calculated based on a $2.00 per share value.

The foregoing descriptions of the transactions consummated by the Merger Agreements (as amended) are not intended to be complete and is qualified in its entirety by reference to the full text of the Merger Agreements previously filed as Exhibits 10.1 and 10.2 to the Form 8-K filed on December 20, 2022, and the Amendments to the Merger Agreements filed hereto as Exhibits 10.1 and 10.2including its amendments, and the Note Cancellation Agreement, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The issuance of the Common Stock, the Series B Preferred Stock and the Series C Preferred Stock areis exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The disclosures set forth in Item 2.01 above are incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

Series B Preferred Stock

On January 25, 2023, the Company filed the Certificate of Designations, Rights, and Preferences for the Series B Preferred Stock with the Secretary of State of the State of Delaware, which became effective upon acceptance for record. On January 26, 2023, the Company filed the Amendment to the Series B Certificate of Designation (together with the Certificate of Designations, Rights, and Preferences for the Series B Preferred Stock, the “Series B Certificate of Designation”), which became effective upon acceptance for record. The Series B Certificate of Designation classified a total of 1,250,000 shares of the Company’s authorized shares of preferred stock, $0.0001 par value per share, as Series B Preferred Stock.

3

As set forth in the Series B Certificate of Designation, the Series B Preferred Stock ranks, as to dividend rights and rights upon the Company’s liquidation, dissolution or winding up: (i) senior to all classes or series of Common Stock and to all other equity securities issued by the Company expressly designated as ranking junior to the Series B Preferred Stock; (ii) on parity with the Company’s 10.5% Series A Cumulative Perpetual Preferred Stock; (iii) at least on parity with any future class or series of the Company’s equity securities designated on or after January 25, 2023, including the Company’s 5% Series C Cumulative Perpetual Preferred Stock; and (iv) effectively junior to all the Company’s existing and future indebtedness (including indebtedness convertible into Common Stock or preferred stock) and to the indebtedness and other liabilities of the Company’s existing or future subsidiaries.

Holders of Series B Preferred Stock, when and as authorized by the Company’s Board of Directors, are entitled to cumulative cash dividends at the rate of 2% of the $6 per share liquidation preference per year (equivalent to $0.12 per share per year). Dividends will be payable quarterly in arrears, on or about the 15th day after the end of a quarterly period, beginning on April 15, 2023.

The holders of Series B Preferred Stock, at his, her, or its option, can require the Company to redeem all or a portion of the Series B Preferred Stock at any time and from time to time held by such holder after 30 months from the original issue date at a redemption price of $2.00 per share, plus any accrued and unpaid dividends (whether or not authorized or declared), up to but not including the date fixed for redemption, without interest, to the extent the Company has funds legally available therefor; provided that if a holder requires the Company to redeem all or a portion of the Series B Preferred Stock at any time and from time to time held by such holder on or after the five (5) year anniversary of the original issue date, the redemption price will be $6.00 per share, plus any accrued and unpaid dividends (whether or not authorized or declared), up to but not including the date fixed for redemption, without interest, to the extent the Company has funds legally available therefor.

The Series B Certificate of Designation provides for a special optional redemption by the Company upon a change of control, in whole or in part, for $6.00 per share, plus accrued but unpaid dividends to, but not including, the redemption date.

The holders of Series B Preferred Stock neither have voting nor preemptive rights. Each share of Series B Preferred Stock is convertible, at any time and from time to time from and after the original issue date, at the option of the holder, into one share of Common Stock. The Series B Preferred Stock has no stated maturity and will not be subject to any sinking fund for the payment of the redemption price or mandatory redemption.

Series C Preferred Stock

On January 25, 2023, the Company filed the Certificate of Designations, Rights, and Preferences for the Series C Preferred Stock with the Secretary of State of the State of Delaware, which became effective upon acceptance for record. On January 26, 2023, the Company filed the Amendment to the Series C Certificate of Designation (together with the Certificate of Designations, Rights, and Preferences for the Series C Preferred Stock, the “Series C Certificate of Designation”), which became effective upon acceptance for record. The Series C Certificate of Designation classified a total of 2,500,000 shares of the Company’s authorized shares of preferred stock, $0.0001 par value per share, as Series C Preferred Stock.

As set forth in the Series C Certificate of Designation, the Series C Preferred Stock will rank, as to dividend rights and rights upon the Company’s liquidation, dissolution or winding up: (i) senior to all classes or series of Common Stock and to all other equity securities issued by the Company expressly designated as ranking junior to the Series C Preferred Stock; (ii) on parity with any future class or series of the Company’s equity securities expressly designated as ranking on parity with the Series C Preferred Stock; (iii) junior to all equity securities issued by the Company with terms specifically providing that those equity securities rank senior to the Series C Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up; and (iv) effectively junior to all the Company’s existing and future indebtedness (including indebtedness convertible into Common Stock or preferred stock) and to the indebtedness and other liabilities of the Company’s existing or future subsidiaries.

4

Holders of Series C Preferred Stock, when and as authorized by the Company’s Board of Directors, are entitled to cumulative cash dividends at the rate of 5% of the $5.00 per share liquidation preference per year (equivalent to $0.25 per share per year). Dividends will be payable quarterly in arrears, on or about the 15th day after the end of a quarterly period, beginning on April 15, 2023.

The Company, to the extent it has legally available funds, must redeem all shares of Series C Preferred Stock on the date that is three years from January 26, 2023. The Series C Certificate of Designation provides for a special optional redemption by the Company upon a change of control, in whole or in part, for $5.00 per share, plus accrued but unpaid dividends to, but not including, the redemption date.

The holders of Series C Preferred Stock neither have voting nor preemptive rights. Each share of Series C Preferred Stock will be convertible, at any time and from time to time from and after January 26, 2023, at the option of the holder, into one share of Common Stock. The Series C Preferred Stock has no stated maturity and will not be subject to any sinking fund for the payment of the redemption price or mandatory redemption.

The foregoing descriptions of the Series B Certificate of Designation and Series C Certificate of Designation do not purport to be a complete description and are qualified in its entirety by reference to the Series B Certificate of Designation and Series C Certificate of Designation, which are filed herewith as Exhibits 3.1 and 3.2, respectively, and incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosures set forth in Item 3.03 above are incorporated by reference into this Item 5.03.

Item 7.01 Regulation FD

On January 26, 2023, the Company issued a press release announcing the Closings. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Company will file the financial statements required by Item 9.01(a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 74 days from the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The Company will file the financial statements required by Item 9.01(b) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 74 days from the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations, Rights, and Preferences of 2% Series B Cumulative Perpetual Preferred Stock
3.2	Certificate of Designations, Rights, and Preferences of 5% Series C Cumulative Perpetual Preferred Stock
10.1	Agreement and Plan of Merger dated as of December 19, 2022, by and among the Company, PURO Acquisition Sub I, Inc., PURO Acquisition Sub II, LLC, PURO Lighting, LLC, Brian Stern, Andrew Lawrence, and the Member Representative*
10.2	Agreement and Plan of Merger dated as of December 19, 2022, by and among the Company, LED Supply Acquisition Sub I, Inc., LED Supply Acquisition Sub II, LLC, LED Supply Co. LLC, Brian Stern, Andrew Lawrence, and the Member Representative*
10.3	Amendment to Agreement and Plan of Merger dated as of January 26, 2023, by and among the Company, PURO Acquisition Sub I, Inc., PURO Acquisition Sub II, LLC, PURO Lighting, LLC, Brian Stern, Andrew Lawrence, and the Member Representative
10.4	Amendment to Agreement and Plan of Merger dated as of January 26, 2023, by and among the Company, LED Supply Acquisition Sub I, Inc., LED Supply Acquisition Sub II, LLC, LED Supply Co. LLC, Brian Stern, Andrew Lawrence, and the Member Representative
99.1	Press Release of Applied UV, Inc. dated as of January 26, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*Incorporated by reference to the Form 8-K filed on December 20, 2022

**Except for Schedules I and II, all other schedules, exhibits or similar attachments have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any schedules, exhibits or similar attachments to the Securities and Exchange Commission upon request.

5

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED UV, INC.

Date: February 01, 2023	By:	/s/ Mike Riccio
	Name:	Mike Riccio
	Title:	Chief Financial Officer

6